1Q15 Financial Results April 22, 2015 Exhibit 99.2

Forward-looking statements

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,”
“probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”
Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:
negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;
the rate of growth in the economy and employment levels, as well as general business and economic conditions;
our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;
our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;
liabilities resulting from litigation and regulatory investigations;
our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;
changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;
the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the
Dodd-Frank Act and other legislation and regulation relating to bank products and services;
a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;
management’s ability to identify and manage these and other risks; and
any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS).
In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends.
In addition, the timing and manner of the sale of RBS’s remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.
More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in
Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the United States Securities and Exchange Commission on March 3, 2015.
Note: Percentage changes, per share amounts, and ratios presented in this document are calculated using whole dollars.

1Q15 highlights

Improving
profitability and
returns
GAAP diluted EPS of $0.38; Adjusted diluted EPS
1
of $0.39, up 30% from 1Q14
Adjusted ROTCE
1
of 6.7% vs. 5.2% in 1Q14
Adjusted operating leverage
1
of nearly 3% vs 1Q14
Strong capital,
liquidity, and
funding
Excellent credit
quality and
progress on risk
management
Continued progress
on strategic growth
and efficiency
initiatives
Robust capital levels with a Common Equity Tier 1 Ratio of 12.2% with 2% growth from 4Q14 in tangible book value/share
1
to $23.96
Average deposits grew $9.3 billion, or 7% vs 1Q14; Loan-to-deposit ratio of 96% (99% on an average basis)
Received non-objection on 2015 CCAR submission
Supported successful $3.7 billion secondary offering, and in early April executed $250 million preferred stock offering and share repurchase
Continued strong credit quality with net charge-off ratio of 0.23%, down 12 bps from 4Q14 and
18 bps from 1Q14
Allowance for loan and lease losses of 1.27% of total loans and leases stable with 4Q14
NPLs as a % of total loans and leases of 1.20% stable with 4Q14
YoY average loan growth of 9% with strength in Commercial, Auto, Mortgage
YoY average loan growth of $7.8 billion broadly on target with $3.8 billion in commercial, $3.5 billion in auto, and a net $518 million across other portfolios
Progress in recruiting mortgage loan officers: 442 at quarter end, up 29 in 1Q15
YoY Adjusted noninterest expense
1
down modestly – initiatives on track; have achieved 32% of
targeted $200 million goal by end of 2016
1
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix. “Chicago Divestiture“ refers to the June 23, 2014 sale of the Chicago-area Charter
One branches, small business and select middle market relationships.

Financial summary – GAAP

1 Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Return on average tangible common equity.
4 Return on average total tangible assets.
5 Full-time equivalent employees.
Linked quarter:
Net income up 6%, reflecting positive
operating leverage and lower provision
expense
NII down modestly on fewer days in the
quarter
Continued earning asset growth
Noninterest income up $8 million on
strong mortgage banking income
Noninterest expense down $14 million
driven by $23 million decrease in
restructuring charges and special items
Investments to drive future growth
continue
Prior year quarter:
Net income up 26%
NII up 3% despite an estimated $13
million decrease tied to Chicago
Divestiture
8% average earning asset growth
Runoff of pay-fixed swap book
helped mitigate continued impact of
the low-rate environment
Noninterest income down 3% driven by
an estimated $12 million impact of the
Chicago Divestiture and $17 million
lower securities gains, partially offset by
underlying growth
Noninterest expense held flat
Provision decreased $63 million driven
by lower charge-offs/strong recoveries
Highlights
1Q15 change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
Net interest income 836 $    840 $    808 $    (4) $       — % 28 $       3%
Noninterest income 347 339 358 8 2% (11) (3) %
Total revenue 1,183 1,179 1,166 4 — % 17 1%
Noninterest expense 810 824 810 (14) (2) % — — %
Pre-provision profit 373 355 356 18 5% 17 5%
Provision for credit losses 58 72 121 (14) (19) % (63) (52) %
Income before income tax expense 315 283 235 32 11% 80 34%
Income tax expense 106 86 69 20 23% 37 54%
Net income 209 $    197 $    166 $    12 $       6% 43 $       26%
$s in billions
Average interest earning assets 121.3 $ 118.7 $ 112.5 $ 2.6 $     2% 8.8 $     8%
Average deposits
2
95.6 $   94.8 $   91.6 $   0.8 $     1% 4.0 $     4%
Key metrics
Net interest margin 2.77% 2.80% 2.89% (3) bps (12) bps
Loan-to-deposit ratio (period-end)
2
95.8% 97.9% 95.5% (205) bps 36 bps
ROTCE
1,3
6.5% 6.1% 5.2% 41 bps 129 bps
ROTA
1,4
0.7% 0.6% 0.6% 4 bps 10 bps
Efficiency ratio
1
68% 70% 69% (139) bps (94) bps
FTEs
5
17,792 17,677 18,856 115 1% (1,064) (6) %
Per common share
Diluted earnings 0.38 $   0.36 $   0.30 $   0.02 $   6% 0.08 $   27%
Tangible book value
1
23.96 $ 23.46 $ 23.08 $ 0.50 $   2% 0.88 $   4%
Average diluted shares outstanding
(in millions)
549.8 550.7 560.0 (0.9) — % (10.2) (2) %

Restructuring charges and special items

GAAP results included restructuring charges and special items related to enhancing efficiencies and improving processes across the organization and separation from The Royal Bank of Scotland Group plc (“RBS”).
Expect to utilize the balance of the Chicago Divestiture gain to continue to reinvest to drive future growth, and to fund an additional $35-40 million of further restructuring charges and special expense items in 2Q15.
1 See page 27 for additional details.
Restructuring charges and special items
1
1Q15 change from
($s in millions, except per share data) 1Q15 4Q14 1Q14 4Q14 1Q14
Pre-tax restructuring charges and special items 10 $            33 $            — $             (23) $          (70) % 10 $            NM
After-tax restructuring charges and special items 6 $               20 $            — $             (14) $          (70) % 6 $               NM
Diluted EPS impact (0.01) $      (0.03) $      — $             0.02 $       (67) % (0.01) $      NM

1Q15 change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
184
Net interest income
836 $    840 $    808 $    (4) $       — % 28 $       3%
185
Noninterest income
347 339 358 8 2% (11) (3) %
186
Total revenue
1,183 1,179 1,166 4 — % 17 1%
187
1
800 791 810 9 1% (10) (1) %
188
Adjusted pre-provision profit
1
383 388 356 (5) (1) % 27 8%
189
Provision for credit losses
58 72 121 (14) (19) % (63) (52) %
190
Adjusted pretax
income¹
325 316 235 9 3% 90 38%
191
Adjusted income tax expense
1
110 99 69 11 11% 41 59%
192
Adjusted net income 1
215 $    217 $    166 $    (2) $       (1) % 49 $       30%
s in billions
193
Average interest earning assets
121.3 $ 118.7 $ 112.5 $ 2.6 $     2% 8.8 $     8%
194
Average deposits
2
95.6 $   94.8 $   91.6 $   0.8 $     1% 4.0 $     4%
Key metrics
195
Net interest margin
2.77% 2.80% 2.89% (3) bps (12) bps
109
Loan-to-deposit ratio (period-end)
2
95.8% 97.9% 95.5% (205) bps 36 bps
197
Adjusted ROTCE
1,3
6.7% 6.8% 5.2% (3) bps 149 bps
198
Adjusted ROTA
1,4 0.7% 0.7% 0.6% — bps 12 bps
199
Adjusted efficiency ratio
1
68% 67% 69% 54 bps (178) bps
200
FTEs
5
17,792 17,677 18,856 115 1% (1,064) (6) %
Per common share
156
Adjusted diluted EPS
1
0.39 $   0.39 $   0.30 $   — $       — % 0.09 $   30%
157
Tangible book value
1
23.96 $ 23.46 $ 23.08 $ 0.50 $   2% 0.88 $   4%
158
Average diluted shares outstanding
(in millions)
549.8 550.7 560.0 (0.9) — % (10.2) (2) %
Adjusted 1Q15 financial summary - excluding restructuring charges and special items
5
1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with
Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Return on average tangible common equity.
4 Return on average total tangible assets.
5 Full-time equivalent employees.
Linked quarter:
Adjusted net income broadly stable in seasonally
weaker quarter
Total revenue up $4 million
– NII down $4 million driven by fewer days in the
quarter ($12 million impact)
– NIM broadly stable with underlying 4Q14 results
– Noninterest income up $8 million on mortgage
banking gain of $10 million, partially offset by
seasonal impacts
Adjusted noninterest expense increased 1%
– Seasonally higher employee benefits and
continued investments to drive growth,
somewhat offset by the impact of efficiency
initiatives
Adjusted efficiency ratio up slightly
Provision expense down 19%
Prior year quarter:
Adjusted net income up 30% reflecting positive
operating leverage and a $63 million reduction in
provision expense
Total revenue up $17 million despite an estimated
$25 million impact of Chicago Divestiture
Adjusted efficiency ratio improved by 178 bps
Highlights
– NII up 3% with 8% earning asset growth, and
NIM contraction of 12 bps
– Noninterest income down 3%
– Adjusted noninterest expense down 1%
driven by Chicago Divestiture impact
1
Adjusted noninterest expense
$

$s in billions 1Q14 2Q14 3Q14 4Q14 1Q15
Retail loans $46.4 $47.5 $48.5 $49.8 $50.4
Commercial loans 39.7 40.5 41.2 42.3 43.5
Investments and cash²
25.2 26.8 27.3 26.5 27.1
Loans held for sale¹
1.2 1.2 0.2 0.2 0.3
Total interest-earning assets $112.5 $116.0 $117.2 $118.7 $121.3
Loan Yields 3.41% 3.40% 3.33% 3.34% 3.34%
Cost of funds 0.45% 0.43% 0.45% 0.49% 0.50%
$113B
$116B
$117B
$119B
$121B
$808
$833
$820
$840
$836
1Q14 2Q14 3Q14 4Q14 1Q15
2.89%
2.87%
2.77%
2.80%
2.77%
Net interest income
Linked quarter:
NII down modestly
Impact of two fewer days in the quarter
($12 million) and slightly higher borrowing and
deposit costs
Benefit of continued loan growth and a reduction
in pay-fixed swap costs
NIM remained relatively stable; down 3 bps to 2.77%
4Q14 included an estimated 2 bps non-recurring
benefit related to a securities portfolio duration
extension trade and reduction in excess cash
position
Benefit of loan growth and initiatives to improve
loan mix and lower swap costs broadly offset by
higher deposits
Prior year quarter:
NII up $28 million, or 3% despite an estimated $13
million impact from Chicago Divestiture, driven by
increased investment portfolio income and 9%
average loan growth
NIM declined 12 bps to 2.77% driven by the
continued impact of the low-rate environment
6
Highlights
Net interest income
$s in millions,
except earning
assets
Average interest-earning assets
Average interest earning assets
Net interest income
Net interest margin
$820
3
$795
3
1
2
3
1Q14 and 2Q14 include other loans held for sale associated with Chicago Divestiture.
Includes Interest-bearing cash and due from banks and deposits in banks
Represents estimated underlying net interest income adjusted for the effect of Chicago Divestiture.

Linked quarter:
Noninterest income up $8 million as gains
related to repositioning the mortgage and
securities portfolio offset seasonally lower
results in other categories
Mortgage banking fees up $17 million
driven by a $10 million gain on the sale of
conforming mortgages as well as higher
origination volumes
Other income reflects change in
accounting on low-income housing
investment portfolio
7
Highlights
1 Other income includes interest rate product fees, leasing income, bank owned life insurance, and other income.
$s in millions
$347
$339
$358
1Q15 4Q14 1Q14
Service charges and fees Card fees
Trust and inv services FX & trade finance fees
Mortgage banking fees Capital markets fee income
Securities gains (losses) Other income
Prior year quarter:
Noninterest income down $11 million
•
$17 million decrease in securities gains
•
$12 million estimated decrease tied to
Chicago Divestiture
•
Underlying fee growth estimated at 5%
Noninterest income
Strength in capital markets fees and
higher FX & trade finance fees and
underlying momentum in other core
fees more than offset by
1Q14 change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
215
Service charges and fees 135 $     144 $     139 $     (9) $        (6) % (4) $        (3) %
216
Card fees 52 58 56 (6) (10) % (4) (7) %
217
Trust & investment services fees 36 38 39 (2) (5) % (3) (8) %
218
FX & trade finance fees 23 25 22 (2) (8) % 1 5%
219
Mortgage banking fees 33 16 20 17 106% 13 65%
220
Capital markets fees 22 25 18 (3) (12) % 4 22%
221
Securities gains, net 8 1 25 7 700% (17) (68) %
222
Other income
1
38 32 39 6 19% (1) (3) %
225
Noninterest income 347 $     339 $     358 $     8 $         2% (11) $     (3) %

$800
$791
$810
68%
67%
69%
1Q15 4Q14 1Q14
Adjusted salary and benefits Adjusted occupancy & equip
Adjusted all other Adjusted efficiency ratio
Adjusted noninterest expense – excluding restructuring charges and special items
1
Linked quarter:
Adjusted noninterest expense up
$9 million driven by seasonal impacts
Adjusted salaries and benefits up
$24 million driven by the impact of
seasonally higher payroll taxes and
incentives expense
•
FTEs up 115 reflecting continued
investments to drive growth and
effectiveness
Virtually all other expense categories
reflect strong cost control
Efficiency initiatives drove incremental cost
savings of $9 million vs. 4Q14
8
Highlights
1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix. Additional details on restructuring charges and special items provided on page 27.
2 Excludes restructuring charges and special items.
.
2 2
change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
Adjusted salaries and benefits
1
420 $     396 $     405 $        24 $       6% 15 $        4%
Adjusted occupancy
1
78 76 81 2 3% (3) (4) %
Adjusted equipment expense 62 62 64 — — % (2) (3) %
Adjusted outside services
1
71 88 83 (17) (19) % (12) (14) %
Adjusted amortization of software 36 37 31 (1) (3) % 5 16%
Adjusted other expense
1
133 132 146 1 1% (13) (9) %
Adjusted noninterest expense
800 $     791 $     810 $        9 $
1%
(10) $
(1) %
Restructuring charges and special items 10 33 — (23) (70) % 10 NM
Total noninterest expense
810 $     824 $     810 $        (14) $     (2) % — $        — %
Prior year quarter:
Adjusted noninterest expense decreased $10
million as an estimated $21 million decrease
related to the Chicago Divestiture was more
than offset by net investments to drive growth
and effectiveness as well as regulatory
improvements
FTEs down 1,064 reflecting the impact of the
Chicago Divestiture and various efficiency
initiatives, partially offset by investments in
growth initiatives
1
1
1

1Q15 change from
$s in billions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
265
Investments and interest bearing
deposits 27.1 $    26.5 $    25.2 $    0.6 $       2% 1.9 $       8%
266
Total commercial loans 43.5        42.3        39.7        1.2          3% 3.8          10%
267
Total retail loans 50.4        49.8        46.4        0.7          1% 4.0          9%
268
Total loans and leases 94.0        92.0        86.1        1.9          2% 7.8          9%
269
Loans held for sale 0.3          0.2          1.2          0.1          43% (0.9)        (73) %
270
Total interest-earning assets 121.3     118.7     112.5     2.6          2% 8.8          8%
271
Total noninterest-earning assets 12.0        11.9        11.4        —           —  % 0.6          5%
272
Total assets 133.3 $  130.7 $  123.9 $  2.6 $       2% 9.4 $       8%
273
Low-cost core deposits¹
49.8        49.7        45.8        0.1          —  % 4.1          9%
274
Money market deposits 33.6        33.2        31.3        0.5          1% 2.4          8%
275
Term deposits 12.2        11.9        9.3          0.3          2% 2.9          31%
Held for sale —           —           5.2          —           —  % (5.2)        (100) %
276
Total deposits 95.6 $    94.8 $    91.6 $    0.8 $       1% 4.0 $       4%
277
Total borrowed funds 15.5        14.0        10.7        1.5          11% 4.8          44%
278
Total liabilities 113.9 $  111.5 $  104.5 $  2.4 $       2% 9.4 $       9%
279
Total stockholders' equity 19.4        19.2        19.4        0.2          1% —           —  %
280
Total liabilities and equity 133.3 $  130.7 $  123.9 $  2.6 $       2% 9.4 $       8%
Consolidated 1Q15 average balance sheet
Linked quarter:
Total earning assets up 2%
Commercial loans up $1.2 billion, given
strength in Industry Verticals, Middle
Market, Mid-Corporate and Commercial
Real Estate
Retail loans up $664 million driven by
growth in auto, mortgage, and student
Total deposits increased 1%
Growth focused on commercial
relationships and consumer term deposits
Total earning assets up 8%
Retail loans up 9% driven by growth in auto,
mortgage and student
Commercial loans up 10% due to growth in
Mid-Corporate, Commercial Real Estate,
Franchise Finance and Industry Verticals
Total deposits up $4.0 billion reflecting
strength in low-cost core deposits and term
deposits
Borrowed funds up $4.8 billion reflecting
sub-debt issuance tied to our capital
exchange transactions, as well as senior
debt issuance and FHLB borrowings to fund
balance sheet growth
9
Highlights
$121.3 billion
Interest-earning assets
$111.2 billion
Deposits/borrowed funds
Total
Retail
42%
Total
Commercial
36%
1 Low-cost core deposits include demand, checking with interest, and regular savings.
2 Total deposits includes deposits held for sale.
CRE
Other
Commercial
Residential
mortgage
Total home
equity
Automobile
Other
Retail
Investments and
interest-bearing
deposits
Retail /
Personal
Commercial/
Municipal/
Wholesale
Borrowed
funds
17%
6%
30%
10%
17%
11%
4%
22%
50%
37%
13%
Prior year quarter:

$8.7
$9.2
$9.9
$10.6
$10.9
$19.9
$19.7
$19.1
$18.8
$18.4
$9.3
$10.5
$11.4
$12.4
$12.9
$1.9
$1.8
$1.6
$1.8
$2.3
$3.3
$3.2
$3.0
$3.0
$3.1
$2.9
$2.8
$2.7
$2.6
$2.5
$46.0B
$47.2B
$47.7B
$49.2B
$50.1B
1Q14 2Q14 3Q14 4Q14 1Q15
Mortgage Home Equity Auto
Student Business Banking Other
Consumer Banking average loans and leases
Linked quarter:
Average loans increased $890 million, or 2%
Net average impact of loan purchases and sales of
$382 million; average impact of purchases was an
increase of $269 million in auto, $191 in student
and a decrease of $79 million in mortgages
Consumer loan yields up 4 basis points reflecting
some variability in auto and student
Prior year quarter:
Average loans up $3.8 billion largely as growth in
auto of $3.3 billion, mortgage of $2.2 billion and
student of $0.4 billion was partially offset by lower
home equity outstandings ($1.5 billion)
Average yields up modestly as improvement in
auto and student was partially offset by the
continued effect of the low-rate environment
10
Highlights
1 Excludes held for sale.
2 Other includes Credit Card, RV, Marine, Other.
Average loans
$s in billions
Yields 3.71% 3.70% 3.67% 3.68% 3.72%
1
2
1

$5.4
$5.6
$5.9 $6.0
$6.3
$2.1
$2.2
$2.1
$2.5
$2.9
$2.3
$2.5
$2.7
$2.8
$2.9
$12.4
$12.4
$11.8
$11.7
$12.0
$5.8
$5.8
$6.1
$6.3
$6.1
$6.6
$6.7
$7.0
$7.2
$7.4
$2.0
$2.2
$2.2
$2.5
$2.6
$36.6B
$37.4B
$37.8B
$38.9B
$40.2B
1Q14 2Q14 3Q14 4Q14 1Q15
Mid-Corporate Industry Verticals
Franchise Finance Middle Market
Asset Finance Commercial Real Estate
Other
Commercial Banking average loans and leases
Linked quarter:
Average loans up $1.3 billion, or 3% on
strength in Industry Verticals, Middle Market,
Mid-Corporate and Commercial Real Estate
Loan yields decreased 5 bps, reflecting 4Q14
impacts that included higher loan fees and
interest recoveries, as well as the continued
effect of the low-rate environment
Prior year quarter:
Average loans up $3.7 billion on strength in
Commercial Real Estate, Industry Verticals,
Mid-Corporate and Franchise Finance
Loan yields down 13 bps largely reflecting
continued impact of low-rate environment
11
Highlights
1 Other includes Business Capital, Govt & Professional Banking, Corporate Finance & Global Markets, Treasury Solutions, Corporate and Commercial Banking Admin.
$s in billions
Average loans
Yields 2.71% 2.67% 2.61% 2.63% 2.58%
1

$72.3B
$74.8B
$80.8B
$82.5B
$85.4B
$1.4
$1.4
$2.0
$2.8
$3.9
$3.6
$6.0
$6.7
$6.1
$7.0
$5.7 $5.7
$6.3
$5.1
$4.6
$9.3 $9.4
$10.6
$11.9
$12.2
$13.3
$13.8
$15.2
$15.7
$16.0
$38.9
$38.4
$40.1
$40.9
$41.7
1Q14 2Q14 3Q14 4Q14 1Q15
Money market & savings Checking with interest
Term & time deposits Total fed funds & repo
Short-term borrowed funds Total long-term borrowings
Average funding and cost of funds
Linked quarter:
Average interest-bearing deposits increased
$1.4 billion, or 2%, with growth in nearly
every category
Term deposits up $292 million, money
market & savings up $810 million,
interest checking up $321 million
Total deposit costs increased 2 bps to
0.22%, reflecting shift in mix to longer
duration deposits
Continued progress in repositioning
liabilities structure to better align with peers
12
Highlights
Average interest-bearing liabilities
$s in billions
1 Interest-bearing liabilities costs excluding deposits held for sale.
Prior year quarter:
Average interest-bearing deposits
increased $8.3 billion, or 14%, on strength
across all categories
Cost of funds (excluding HFS) increased
4 bps
Interest-bearing deposits including HFS
were up $4.1 billion, or 6%, as the
Chicago Divestiture impact of $5.2
billion was offset by strong overall
growth
Total cost of funds
1
0.46% 0.44% 0.45% 0.49% 0.50%
1

$87
$15
$80
0.41%
($8)
$68
$11
$70
0.31%
($13)
$88
$9
$75
0.38%
$4
$80
$6
$72
0.35%
$2
$54
$7
$69
0.23%
($22)
1Q14
2Q14
3Q14
4Q14
1Q15
Commercial
Retail
SBO
Net c/o ratio

$87
$121
$1.4B
$68
$49
$1.2B
$88
$77
$1.1B
$80
$72
$1.1B
$54
$58
$1.1B
1Q14
2Q14
3Q14
4Q14
1Q15
Net charge-offs
Provision For credit losses
NPLs

$1,259
92%
$1,210
101%
$1,201
111%
$1,195
109%
$1,202
106%
1Q14
2Q14
3Q14
4Q14
1Q15
Allowance for loan and lease losses
Coverage Ratio¹

Citizens Financial Group, Inc.

Strong credit quality trends continue
Overall credit quality remains strong
Net charge-offs were $54 million, or 0.23% of average loans and leases
Commercial net recoveries were $22 million in 1Q15, including a large recovery of $15 million (previously expected to occur in 2Q15)
Provision for credit losses of $58 million decreased $14 million vs. 4Q14 driven by a single large commercial real estate recovery
Results reflect reserve build of $4 million vs. $8 million release in 4Q14
Allowance as a % of total loans and leases stable, 1.27% vs. 1.28% in 4Q14
NPLs to total loans stable, 1.20% vs. 1.18% in 4Q14
Allowance coverage for NPLs 106% vs. 109% in 4Q14
13
Highlights
Net charge-offs (recoveries)
Provision for credit losses, charge-offs, NPLs Allowance for loan and lease losses
$s in millions
1 Allowance for loan and lease losses to nonperforming loans and leases.

16.0%
13.4%
16.2%
13.3%
16.1%
12.9%
15.8%
12.4%
15.5%
12.2%
1Q14
2Q14
3Q14
4Q14
1Q15
Total risk-based capital ratio[1,2]
Common equity tier 1 risk-based capital ratio[1,2]

95%
97%
97%
98%
96%
1Q14
2Q14
3Q14
4Q14
1Q15

Citizens Financial Group, Inc.

as of
$s in billions (period-end) 1Q14 2Q14 3Q14 4Q14 1Q15
Basel I/III transitional basis
1,2 Basel I Basel III
Common equity tier 1 capital 13.5 $      13.4 $      13.3 $      13.2 $      13.4 $
Risk-weighted assets 100.4 $   101.4 $   103.2 $   106.0 $   109.8 $
Common equity tier 1 risk-based
capital ratio 13.4% 13.3% 12.9% 12.4% 12.2%
Total risk-based capital ratio 16.0% 16.2% 16.1% 15.8% 15.5%
Basel III fully phased-in
1,2,3
Common equity tier 1 risk-based
capital ratio 13.1% 13.0% 12.5% 12.1% 12.1%
Basel III minimum for CET1 ratio 2015 2016 2017 2018 2019
Basel III minimum plus
Phased-in capital conservation buffer
4.5% 5.1% 5.8% 6.4% 7.0%
Capital and liquidity remain strong
14
Highlights
Loan-to-deposit ratio
5
Capital ratio trend
Capital levels remain well above regional peers
1Q15 Basel III common equity tier 1 ratio
(transitional basis) down approximately 26
basis points from 4Q14
Net income: 19 bps increase
RWA growth: 44 bps decrease
Dividends/other: 1 bp decrease
As part of plan to adjust capital mix, in early
April we completed a $250 million preferred
stock offering and repurchased 10.5 million
common shares at a price of $23.87 per share
Reduced pro forma 3/31/15 CET1 risk-
based capital ratio by 23 bps
LDR remained relatively stable at 96% (99% on
average basis)
Already meet initial LCR requirement
4
1
2
3
4
5
Current reporting period regulatory capital ratios are preliminary.
Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2018. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, CFG’s formal compliance requirement of 90% does not begin until January 2016.
Period-end Includes held for sale.

Delivered for all stakeholders in Q1

Customers
2014 Greenwich Middle Market Banking Excellence Awards in the Northeast for overall/Client satisfaction
Citizens’ mobile apps recognized for two years in a row as among the best in the industry by Javelin
Strategy & Research, with average customer ratings of 4.2 out of 5 stars
Consumer Banking continues to make progress in customer experience as measured internally and through JD Power assessments
Colleagues
Announced Eric Aboaf as new CFO and Don McCree as Vice-Chair, Head of Commercial
Developed ambitious agenda around leadership standards, employee training and cultural initiatives
Continue to attract high quality talent in areas of focus
Community
Received prestigious Consumer Bankers Association’s Award in recognition of our “Citizens Helping
Citizens Manage Money” initiative
Partnered in Cleveland to launch and support citywide initiative to improve the economic security of residents
Shareowners
Tracking well overall on key turnaround initiatives
Financial performance broadly in line with expectations
Continue work on further revenue and expenses initiatives
Supported RBS successful sell down of 155 million shares ($3.7 billion)
Regulators
Successful CCAR effort, already working on next year
Making steady progress on broader regulatory remediation effort
Focused on resolving older enforcement matters
Objective is to become a top-performing regional bank

Consumer

Commercial

Citizens Financial Group, Inc.

Summary of progress on strategic initiatives

INITIATIVE
1Q15
Status
2015
Outlook
Commentary
Reenergize household growth
1Q15 YoY checking households up 2%; new customer cross-sell rate improved to 3.3 vs. 2.9 in 1Q14
Expand mortgage sales force
LOs up 84, or 23%, from 1Q14; Origination volume up 87% over 1Q14 given strong refinance activity
Grow Auto
Continued level of robust loan growth with portfolio up $3.2B, or 32%, from 1Q14; balanced mix of organic and purchased loan growth
Grow Student
Strong new refinance product originations of $293 million in 1Q15; new
Parent loan product launched in mid-April
Expand Business Banking Origination volume of $152mm in 1Q15 up 67% vs. 1Q14
Expand Wealth sales force
Added 28 wealth managers and 198 licensed bankers over the past year
(overall growth 38%); Competitive hiring environment continues
Build out Mid-Corp & verticals
Mid-Corp and specialty verticals grew YoY outstanding balances by 15%
and 41%, respectively
Continue development of Capital
Markets
Overall Middle Market League Table ranking rose to number 5 in 1Q15, compared to number 9 in 4Q14 and 12 in 1Q14
Build out Treasury Solutions
Beginning to see ramp up in benefits from recent people and technology investments driven by core cash management product
Grow Franchise Finance
Strong client acquisition efforts with a 16% increase in customers in 1Q15
vs. 1Q14 driving origination growth of 19% over the same period
Core: Middle Market
Originations up 6% in 1Q15 vs. 1Q14, with commitment pipeline up over
20% YoY; continue to see competitive pricing environment
Core: CRE CRE loans up 14% YoY to $7.9 billion at 1Q15
Core: Asset Finance
New business initiatives progressing with origination activity in 1Q15 up
9% compared to 1Q14
1 Thomson Reuters LPC, 1Q15 data based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
1
2
3
4
5
6
7
8
9
10
11a
11b
11c
1

Steady progress against key financial targets

Key Indicators 1Q14 1Q15
End 2016
targets
Adjusted return on average tangible common
equity
5.2% 6.7% 10%+
Adjusted return on average total tangible
assets
0.6% 0.7% 1.0%+
Adjusted efficiency ratio 69% 68% ~60%
CET 1 risk-based capital ratio 13.4% 12.2% ~11%
Delivering on our plan to improve returns
1
Note: Financial targets assume that interest rates will evolve consistent with the market implied forward rates based on the yield curve as of February 28 2014, and that macroeconomic and competitive conditions are consistent with those used in our planning assumptions.
1
1
1
2
3
2
3
Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
Current reporting period regulatory capital ratio is preliminary and based on Basel III transitional rules. Periods prior to 1Q15 reported on a Basel I basis.
Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2018. Ratios also reflect the required US
Standardized methodology for calculating RWAs, effective January 1, 2015.
Target represents fully phased in Basel III.

2Q15 outlook

2Q15 expectations vs. 1Q15
Net interest
income, net
interest margin
Operating
leverage, efficiency
ratio
Credit trends
and costs
Average loan growth rate 1.5 -2% vs. prior quarter
Net interest margin broadly stable/down slightly, as pressure from low-rate environment continues
Positive day count benefit of $6 million expected
Expect return to positive operating leverage and improvement in the efficiency ratio
Expect stable asset quality trends but with lower commercial recoveries
Provision expense expected to revert towards 25% of low end of full-year guidance range of
$350 - $400 million
Restructuring
costs
Restructuring costs of ~$35-$40 million in 2Q15
Capital, liquidity
and funding
Quarter-end Basel III common equity Tier 1 ratio ~12%
Loan-to-deposit ratio 98-99%
Continue to diversify funding sources

Key messages

Continuing to execute well against broad market stakeholder agenda
Financial performance has been led by balance sheet growth, expense discipline, and favorable credit
Keeping NIM stable is near-term priority pending higher rates
Currently making the necessary investments to get key fee-based activities to scale, will take some time to realize the benefit
Asset quality and capital ratios remain strong

Appendix 20

$356
$383
1Q14 1Q15
$166
$215
$0.30
$0.39
1Q14 1Q15
$87.1
$94.5
1Q14 1Q15
$87.5
$99.0
1Q14 1Q15
0.6%
0.7%
1Q14 1Q15
5.2%
6.7%
1Q14 1Q15
Quarter over quarter results
21
Adjusted pre-provision profit
1
$s in millions
Adjusted return on average
tangible assets
1
Adjusted net income
1
$s in millions
1 Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Excludes loans and deposits held for sale.
tangible common equity
1
149 bps
12 bps
30%
8%
Period-end loans
2
$s in billions
Period-end deposits
2
$s in billions
13%
9%
30%
Adjusted Diluted EPS
Adjusted return on average
1

$388
$383
4Q14 1Q15
12.4%
12.2%
4Q14 1Q15
0.7% 0.7%
4Q14 1Q15
10.6%
10.5%
4Q14 1Q15
6.8% 6.7%
4Q14 1Q15
$217
$215
$0.39 $0.39
4Q14 1Q15
Linked quarter results
22
Adjusted pre-provision profit
1
$s in millions
Adjusted return on average
tangible assets
1
Adjusted net income
1
$s in millions
Adjusted return on average
tangible common equity
1
Tier 1 leverage ratio
2
3 bps
unchanged
~10 bps
1%
1%
1
effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Current reporting period regulatory capital ratios are preliminary.
3 Basel I tier 1 common equity ratio.
unchanged
Adjusted Diluted EPS
1
3
Basel III common equity
tier 1 risk-based capital ratio
2
~20 bps
Adjusted results are non-GAAP items and exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and

Net interest margin
NIM% walk 1Q14 to 1Q15
NIM% walk 4Q14 to 1Q15
23
2.89%
2.77%
0.05%
(0.05%)
(0.05%)
(0.04%)
(0.02%)
(0.01%)
1Q14 NIM% Pay-fixed
swap costs
Sub-debt/Term
issuance
Loan yields,
mix, & fees
Deposit costs Chicago
Divestiture
Other short-
term borrowed
funds
1Q15 NIM%
2.80%
2.77%
0.02%
(0.02%)
(0.01%)
(0.01%)
(0.01%)
4Q14 NIM% Pay-fixed
swap costs
Investment
yields
Deposit costs Loan yields,
mix, & fees
Term-debt
issuance
1Q15 NIM%

Consumer Banking segment

1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with
Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of
Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for Tier 1 common equity and then allocate that approximation to the segments based on economic capital.
Highlights
1Q15 change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
310
Net interest income 533 $     536 $     537 $     (3) $        (1) % (4) $        (1) %
311
Noninterest income 219 218 219 1 — % — — %
312
Total revenue 752 754 756 (2) — % (4) (1) %
313
Noninterest expense 596 611 638 (15) (2) % (42) (7) %
314
Pre-provision profit 156 143 118 13 9% 38 32%
315
Provision for credit losses 63 64 70 (1) (2) % (7) (10) %
316
Income before income tax
expense
93 79 48 14 18% 45 94%
317
Income tax expense 32 27 16 5 19% 16 100%
318
Net income 61 $       52 $       32 $       9 $         17% 29 $       91%
Average balances
$s in billions
319
50.3 $   49.4 $   46.2 $   0.9 $      2% 4.1 $      9%
320
67.5 $   66.4 $   70.8 $   1.1 $      2% (3.3) $    (5) %
Mortgage Banking metrics
Originations 1,211 $ 1,101 $ 648 $     110 $     10% 563 $     87%
Origination Pipeline 1,609 1,110 828 499 45% 781 94%
Gain on sale of secondary
originations
2.65% 1.98% 1.98% 67 bps 67 bps
Performance metrics
321
ROTCE
1,3
5.3% 4.3% 2.8% 100 bps 249 bps
322
Efficiency ratio
1
79% 81% 84% (184) bps (514) bps
Linked quarter:
Net income up $9 million
Net interest income decreased $3 million driven by two
fewer days in the quarter – loan growth and improved
yields, partially offset by higher deposit costs
–
Average loans and deposit growth of 2%
Noninterest income relatively stable driven by a
$17 million increase in mortgage banking, including
a $10 million gain on the sale of conforming
mortgages
–
Mortgage originations up 10%
–
Service charges and card fees lower, primarily due
to seasonality
Noninterest expense decreased $15 million driven by a
reduction in outside services, equipment, advertising
and employee benefits
Prior year quarter:
Net income up $29 million
Revenue down $4 million driven by an estimated $31
million decrease related to Chicago Divestiture;
underlying up $25 million on strong loan growth and
momentum in household growth and mortgage
–
Loans up $4.1 billion; total deposits down $3.3
billion reflecting Chicago Divestiture
Noninterest expense down $42 million, including
$20 million related to Chicago Divestiture
Total loans and leases²
Total deposits²

Commercial Banking segment

1 Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with Chicago Divestiture, efficiency and effectiveness programs and separation from RBS. See important information on use of Non-GAAP items in the Appendix.
2 Includes held for sale.
3 Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for Tier 1 common equity and then allocate that approximation to the segments based on economic capital.
1Q15 change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
323
Net interest income 276 $     283 $     256 $     (7) $        (2) % 20 $       8%
324
Noninterest income 100 111 107 (11) (10) % (7) (7) %
325
Total revenue 376 394 363 (18) (5) % 13 4%
326
Noninterest expense 173 180 153 (7) (4) % 20 13%
327
Pre-provision profit 203 214 210 (11) (5) % (7) (3) %
328
Provision for credit losses (21) 1 (5) (22) NM (16) (320) %
329
Income before income tax
expense
224 213 215 11 5% 9 4%
330
Income tax expense 77 73 74 4 5% 3 4%
331
Net income 147 $     140 $     141 $     7 $         5% 6 $         4%
Average balances
$s in billions
332
Total loans and leases²
40.2 $   38.9 $   36.6 $   1.3 $      3% 3.7 $      10%
333
Total deposits²
21.9 $   22.5 $   17.4 $   (0.6) $    (3) % 4.5 $      26%
Performance metrics
334
ROTCE
1,3
13.2% 12.8% 14.2% 39 bps (102) bps
335
Efficiency ratio
1
46% 45% 42% 53 bps 388 bps
Linked quarter:
Commercial Banking net income increased $7 million
Total revenue down $18 million, net interest income
down $7 million on a 3% increase in loans and 3%
decrease in deposits
–
Strength in Industry Verticals, Middle Market, Mid-
Corporate, and Commercial Real Estate,
–
Deposits down $568 million, or 3%
Noninterest income down $11 million reflecting
seasonal weakness in interest rate products, capital
markets, leasing and foreign exchange and trade
finance
Noninterest expense decreased $7 million driven by
lower regulatory costs, depreciation on leased
equipment, and outside services partially offset by
higher insurance and tax costs and salaries and benefits
Prior year quarter:
Net income up $6 million reflecting higher revenue and
expenses and lower provision expense
NII up $20 million on $3.7 billion increase in loans and
$4.5 billion increase in deposits
Noninterest income down $7 million from 1Q14 which
included unusually high leasing income
Noninterest expense up $20 million reflecting higher
salaries and benefits and insurance and taxes
Highlights

Other
Linked quarter:
Net income decreased $4 million from 4Q14
Net interest income increased $6 million, as lower
swap expense was partially offset by increased
wholesale funding and lower investment portfolio
income
Noninterest income increased $18 million driven by
securities gains and a change in low-income housing
investment portfolio accounting (offset in taxes)
Noninterest expense increased $8 million reflecting
increased incentive expense and higher insurance and
tax expense
Provision for credit losses up $9 million which included
a $4 million reserve build
Prior year quarter:
Net income up $8 million from a loss of $7 million in
1Q14
Net interest income up $12 million given a reduction in
hedging costs and the benefit of growth in investment
portfolio income
Noninterest income down $4 million reflecting a
decrease in securities gains
Provision for credit losses down $40 million from 1Q14
which included a $34 million reserve build
26
1 Includes held for sale.
Highlights
1Q15 change from
$s in millions 1Q15 4Q14 1Q14 4Q14 1Q14
$ % $ %
336
Net interest income 27 $       21 $       15 $        6 $         29% 12 $       80%
337
Noninterest income 28 10 32 18 180% (4) (13) %
338
Total revenue 55 31 47 24 77% 8 17%
339
Noninterest expense 41 33 19 8 24% 22 116%
340
Pre-provision profit (loss) 14 (2) 28 16 800% (14) (50) %
341
Provision for credit losses 16 7 56 9 129% (40) (71) %
342
Income (loss) before income
tax expense (benefit)
(2) (9) (28) 7 78% 26 93%
343
Income tax expense (benefit) (3) (14) (21) 11 79% 18 86%
344
Net income (loss) 1 $         5 $         (7) $         (4) $        (80) % 8 $         114%
Average balances
$s in billions
345 Total loans and leases
1
3.8 $      4.0 $      4.6 $       (0.2) $    (5) % (0.8) $    (18) %
346
Total deposits 6.2 $      5.9 $      3.4 $       0.3 $      5% 2.8 $      83%

Restructuring charges and special items

GAAP results included restructuring charges and special items related to enhancing efficiencies and improving processes across the organization and separation from the Royal Bank of Scotland Group plc (“RBS”).
Expect to utilize the balance of the Chicago Divestiture gain to continue to reinvest to drive future growth, and to fund an additional $35-40 million of further restructuring charges and special expense items in 2Q15.
as of and for the three months ended
Restructuring charges and special items
($s in millions, except per share data) pre-tax after-tax pretax after tax pre-tax after-tax
Noninterest expense restructuring charges
and special items:
Salaries and employee benefits (1) — 1 — (2) —
Outside services 8 5 18 12 (10) (7)
Occupancy  2 1 5 3 (3) (2)
Equipment expense 1 — 1 — — —
Software expense — — 6 4 (6) (4)
Other operating expense — — 2 1 (2) (1)
Total noninterest expense restructuring
charges and special items
10 $                6 $                    33 $                20 $                (23) $              (14) $
Net restructuring charges and special items
(10) $              (6) $                  (33) $              (20) $              23 $                14 $
Diluted EPS impact (0.01) $          (0.03) $          0.02 $
March 31, 2015 December 31, 2014 increase/decrease

Loan Reconciliation

Average balances
$s in millions
Consumer Banking Segment 46,154 $       47,368 $       47,848 $       49,351 $       50,260 $
Add:
Non-core loans 3,199 3,066 2,932 2,801 2,667
Retail loans in Commercial Banking
(1)
117 135 134 145 143
Other 798 776 736 681 629
Less:
Commercial loans in Consumer Banking
(2)
3,265 3,221 3,022 3,017 3,056
Chicago Divestiture loans reclassed to LHFS 477 438
LHFS 123 138 170 179 197
Total Retail loans 46,403 $       47,547 $       48,459 $       49,782 $       50,446 $
Commercial Banking Segment 36,577 $       37,389 $       37,787 $       38,926 $       40,241 $
Add:
Commercial loans in Consumer Banking
(2)
3,265 3,221 3,022 3,017 3,056
Non-core loans 463 405 353 309 266
CRA 139 165 171 182 198
Other 22 21 25 28 25
Less:
Retail loans in Commercial Banking
(1)
117 135 134 145 143
Chicago Divestiture loans reclassed to LHFS 587 489
LHFS 32 106 33 54 136
Total Commercial loans 39,729 $       40,472 $       41,191 $       42,263 $       43,506 $
(1)
Primarily Treasury Solutions (Credit cards)
(2)
Primarily Business Banking
1Q14 2Q14 3Q14 4Q14 1Q15

$2.1B
$2.0B
$1.9B
$1.8B
$1.7B
3.32%
2.51%
2.43%
1.67%
1.49%
1.60%
1.21%
1.18%
0.81%
1.56%
1Q14
2Q14
3Q14
4Q14
1Q15
SBO balance
Charge-offs loans
Charge-offs line of credit

CA
MD
VA
FL
WA
all other out of footprint
all other in footprint

$3.6B
$3.4B
$3.2B
$3.0B
$2.9B
1Q14 2Q14 3Q14 4Q14 1Q15
Retail Commercial SBO
Non-core home equity portfolio serviced by others (SBO)
SBO balances by FICO SBO balances by LTV
SBO balances and charge-offs
Top 5 SBO balances by state
Non-core period-end loans
SBO balances by product SBO Lien Position
1st Lien 2nd Lien
< 70
70-79
80-89 90-99
100-119
120+
< 620
620-679
680-719 720-759
760+
HE Loan
HELOC
29
$s in millions
1 A portion of the serviced by others portfolio is serviced by CFG.
2 SBO distribution gross period-end balances as of March 31, 2015.
3 FICO scores updated quarterly.
25%
20%
24%
16%
12%
3
14%
17%
18%
20%
31%
$1.2B
69%
$0.5B
31%
5%
95%
$307
$111
$105
$102
$91
$548
$489
2
2
2
2
2,3
1

Non-GAAP Financial Measures

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses.
The non-GAAP measures set forth below include “total revenue”, “noninterest income”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense
(benefit)”, “income tax expense (benefit)”, “net income (loss)”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software”, “other operating expense”, “net income (loss) per average common share”, “return of average common equity” and “return on average total assets”. In addition, we present computations for "tangible book value per common share", “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures. Additionally, "pro forma Basel III fully phased-in common equity tier 1 capital" computations for periods prior to 1Q15 are presented as part of our non-GAAP measures.
We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.
Prior to first quarter 2015, we also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures.
Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.
Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
1Q15 4Q14 3Q14 2Q14 1Q14
Noninterest income, excluding special items:
Noninterest income (GAAP) A $347 $339 $341 $640 $358
— — — 288  —
Noninterest income, excluding special items (non-GAAP) B $347 $339 $341 $352 $358
Total revenue, excluding special items:
Total revenue (GAAP) C $1,183 $1,179 $1,161 $1,473 $1,166
— — — 288  —
Total revenue, excluding special items (non-GAAP) D $1,183 $1,179 $1,161 $1,185 $1,166
Noninterest expense (GAAP) E $810 $824 $810 $948 $810
Less: Restructuring charges and special items LL 10  33  21  115  —
F $800 $791 $789 $833 $810
Net income, excluding restructuring charges and special items:
Net income (GAAP) G $209 $197 $189 $313 $166
Add: Restructuring charges and special items, net of income tax expense (benefit) 6  20  13  (108) —
Net income, excluding restructuring charges and special items (non-GAAP) H $215 $217 $202 $205 $166
Average common equity (GAAP) I $19,407 $19,209 $19,411 $19,607 $19,370 items (non-GAAP)
H/I 4.49% 4.48% 4.14% 4.19% 3.48%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP) I $19,407 $19,209 $19,411 $19,607 $19,370
Less: Average goodwill (GAAP) 6,876  6,876  6,876  6,876  6,876
Less: Average other intangibles (GAAP) 5  6  6  7  7
Add: Average deferred tax liabilities related to goodwill (GAAP) 422  403  384  369  351
Average tangible common equity (non-GAAP) J $12,948 $12,730 $12,913 $13,093 $12,838
Return on average tangible common equity (non-GAAP) G/J 6.53% 6.12% 5.81% 9.59% 5.24%
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)
H/J 6.73% 6.76% 6.22% 6.28% 5.24%
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP) K $133,325 $130,671 $128,691 $127,148 $123,904
Return on average total assets, excluding restructuring charges and special items
(non-GAAP)
H/K 0.65% 0.66% 0.62% 0.65% 0.54%
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP) K $133,325 $130,671 $128,691 $127,148 $123,904
Less: Average goodwill (GAAP) 6,876  6,876  6,876  6,876  6,876
Less: Average other intangibles (GAAP) 5  6  6  7  7
Add: Average deferred tax liabilities related to goodwill (GAAP) 422  403  384  369  351
Average tangible assets (non-GAAP) L $126,866 $124,192 $122,193 $120,634 $117,372
Return on average total tangible assets (non-GAAP) G/L 0.67% 0.63% 0.61% 1.04% 0.57%
special items (non-GAAP)
H/L 0.69% 0.69% 0.66% 0.68% 0.57%
QUARTERLY TRENDS
Noninterest expense, excluding restructuring charges and special  items:
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
Return on average common equity, excluding restructuring charges and special items:
Return on average common equity, excluding restructuring charges and special
Return on average total tangible assets, excluding restructuring charges and
Less: Special items - Chicago gain
Less: Special items - Chicago gain

1Q15 4Q14 3Q14 2Q14 1Q14
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP) $836 $840 $820 $833 $808
Add: Noninterest income (GAAP) 347  339  341  640  358
Total revenue (GAAP) C $1,183 $1,179 $1,161 $1,473 $1,166
Efficiency ratio (non-GAAP) E/C 68.49% 69.88% 69.84% 64.33% 69.43%
Efficiency ratio, excluding restructuring charges and special items (non-GAAP) F/D 67.65% 67.11% 68.02% 70.23% 69.43%
Tangible book value per common share:
Common shares - at end of period (GAAP) M 547,490,812 545,884,519 559,998,324 559,998,324 559,998,324
Stockholders' equity (GAAP) $19,564 $19,268 $19,383 $19,597 $19,442
Less: Goodwill (GAAP) 6,876  6,876  6,876  6,876  6,876
Less: Other intangible assets (GAAP) 5  6  6  7  7
Add: Deferred tax liabilities related to goodwill (GAAP) 434  420  399  384  366
Tangible common equity (non-GAAP) N $13,117 $12,806 $12,900 $13,098 $12,925
Tangible book value per common share (non-GAAP) N/M                 23.96                 23.46                 23.04                 23.39                 23.08
Net income per average common share -  basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP) O 546,291,363 546,810,009 559,998,324 559,998,324 559,998,324
Average common shares outstanding - diluted (GAAP) P 549,798,717 550,676,298 560,243,747 559,998,324 559,998,324
Net income applicable to common stockholders (GAAP) Q $209 $197 $189 $313 $166
Net income per average common share -  basic (GAAP) Q/O 0.38 0.36 0.34 0.56 0.30
Net income per average common share -  diluted (GAAP) Q/P 0.38 0.36 0.34 0.56 0.30
Net income applicable to common stockholders, excluding restructuring charges and special items (non-GAAP)
R 215  217  202  205  166
Net income per average common share -  basic, excluding restructuring charges and special items (non-GAAP)
R/O 0.39 0.40 0.36 0.37 0.30
Net income per average common share -  diluted, excluding restructuring charges and special items (non-GAAP)
R/P 0.39 0.39 0.36 0.37 0.30
Pro forma Basel III fully phased-in common equity tier 1 capital ratio¹:
Common equity tier 1 (regulatory) $13,360 $13,173 $13,330 $13,448 $13,460
Less: Change in DTA and other threshold deductions (GAAP) (3) (6) (5) (7) (7)
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP) S $13,357 $13,179 $13,335 $13,455 $13,467
Risk-weighted assets (regulatory general risk weight approach) $109,786 $105,964 $103,207 $101,397 $100,368
Add: Net change in credit and other risk-weighted assets (regulatory) 242  2,882  3,207  2,383  2,450
Basel III standardized approach risk-weighted assets (non-GAAP) T $110,028 $108,846 $106,414 $103,780 $102,818
Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)¹
S/T 12.1% 12.1% 12.5% 13.0% 13.1%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP) U $419 $397 $409 $467 $405
Less: Restructuring charges and special items (1) 1  — 43  —
Salaries and employee benefits, excluding restructuring charges and special items
(non-GAAP)
V $420 $396 $409 $424 $405
1
  Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
QUARTERLY TRENDS
Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
1Q15 4Q14 3Q14 2Q14 1Q14 % Change
Outside services, excluding restructuring charges and special items:
Outside services (GAAP) W $79 $106 $106 $125 $83
Less: Restructuring charges and special items 8  18  19  41  —
Outside services, excluding restructuring charges and special items (non-GAAP) X $71 $88 $87 $84 $83
Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP) Y $80 $81 $77 $87 $81
Less: Restructuring charges and special items 2  5  2  9  —
Occupancy, excluding restructuring charges and special items (non-GAAP) Z $78 $76 $75 $78 $81
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP) AA $63 $63 $58 $65 $64
Less: Restructuring charges and special items 1  1  — 3  —
Equipment expense, excluding restructuring charges and special items (non-GAAP) BB $62 $62 $58 $62 $64
Amortization of software, excluding restructuring charges and special items:
Amortization of software CC $36 $43 $38 $33 $31
Less: Restructuring charges and special items — 6  — — —
Amortization of software, excluding restructuring charges and special items (non-
GAAP)
DD $36 $37 $38 $33 $31
Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP) EE $133 $134 $122 $171 $146
Less: Restructuring charges and special items — 2  — 19  —
Other operating expense, excluding restructuring charges and special items (non-
GAAP)
FF $133 $132 $122 $152 $146
Pre-provision profit, excluding restructuring charges and special items:
D $1,183 $1,179 $1,161 $1,185 $1,166
Less: Noninterest expense, excluding restructuring charges and special items (non-
GAAP)
F 800  791  789  833  810
Pre-provision profit, excluding restructuring charges and special items (non-GAAP) GG $383 $388 $372 $352 $356
Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (GAAP) HH $315 $283 $274 $476 $235
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)
(10) (33) (21) 173  —
Income before income tax expense, excluding restructuring charges and special items (non-GAAP)
II $325 $316 $295 $303 $235
Income tax expense, excluding restructuring charges and special items:
Income tax expense (GAAP) JJ $106 $86 $85 $163 $69
Less: Income tax (benefit) related to restructuring charges and special items
(GAAP)
(4) (13) (8) 65  —
Income tax expense, excluding restructuring charges and special items (non-GAAP) KK $110 $99 $93 $98 $69
Restructuring charges and special expense items include:
Restructuring charges $1 $10 $1 $103 $0
Special items 9 23 20 12 0
Restructuring charges and special expense items LL $10 $33 $21 $115 $0
Net interest income, excluding the effect of Chicago Divesture:
Net interest income (GAAP) 833 808
Less: Estimated effect of Chicago Divesture 13  13
Net interest income, excluding effect of Chicago Divesture (non-GAAP) MM $820 $795
Operating leverage, excluding restructuring charges and special items:
D $1,183 $1,166 1.5%
GAAP)
F 800 810 (1.2)%
Operating leverage, excluding restructuring charges and special items (non-GAAP) NN 2.7%
1Q15 v 1Q14 QUARTERLY TRENDS
Total revenue, excluding restructuring charges and special items (non-GAAP)
Total revenue, excluding restructuring charges and special items (non-GAAP)
Noninterest expense, excluding restructuring charges and special items (non-

Non-GAAP Reconciliation Table

Non-GAAP Reconciliation - Segments
$s in millions
Consumer
Banking
Commercial
Banking Other Consolidated
Consumer
Banking
Commercial
Banking Other Consolidated
Consumer
Banking
Commercial
Banking Other Consolidated
Net income (loss) (GAAP)
A
$61 $147 $1 $209 $52 $140 $5 $197 $54 $139 ($4) $189
Return on average tangible common equity
Average common equity (GAAP) B $4,649 $4,526 $10,232 $19,407 $4,756 $4,334 $10,119 $19,209 $4,685 $4,205 $10,521 $19,411
Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP) — — 5 5 — — 6 6 — — 6 6
Add: Average deferred tax liabilities related to goodwill (GAAP) — — 422 422 — — 403 403 — — 384 384
Average tangible common equity (non-GAAP)
C
$4,649 $4,526 $3,773 $12,948 $4,756 $4,334 $3,640 $12,730 $4,685 $4,205 $4,023 $12,913
Return on average tangible common equity (non-GAAP)
A/C
5.30% 13.15%
NM
6.53% 4.30% 12.76%
NM
6.12% 4.57% 13.10%
NM
5.81%
Return on average total tangible assets
Average total assets (GAAP) D $51,602 $41,606 $40,117 $133,325 $50,546 $40,061 $40,064 $130,671 $49,012 $38,854 $40,825 $128,691
Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP) — — 5 5 — — 6 6 — — 6 6
Add: Average deferred tax liabilities related to goodwill (GAAP) — — 422 422 — — 403 403 — — 384 384
Average tangible assets (non-GAAP)
E
$51,602 $41,606 $33,658 $126,866 $50,546 $40,061 $33,585 $124,192 $49,012 $38,854 $34,327 $122,193
Return on average total tangible assets (non-GAAP)
A/E
0.48% 1.43%
NM
0.67% 0.40% 1.38%
NM
0.63% 0.44% 1.42%
NM
0.61%
Efficiency ratio
Noninterest expense (GAAP)
F
$596 $173 $41 $810 $611 $180 $33 $824 $609 $162 $39 $810
Net interest income (GAAP) 533 276 27 836 536 283 21 840 532 270 18 820
Noninterest income (GAAP) 219 100 28 347 218 111 10 339 226 104 11 341
Total revenue
G
$752 $376 $55 $1,183 $754 $394 $31 $1,179 $758 $374 $29 $1,161
Efficiency ratio (non-GAAP) F/G 79.25% 46.01 % NM 68.49% 81.09% 45.48 % NM 69.88% 80.42% 43.35 % NM 69.84%
(dollars in millions)
Consumer
Banking
Commercial
Banking Other Consolidated
Consumer
Banking
Commercial
Banking Other Consolidated
Net income (loss) (GAAP) A $44 $141 $128 $313 $32 $141 ($7) $166
Return on average tangible common equity
Average common equity (GAAP) B $4,640 $4,129 $10,838 $19,607 $4,568 $4,023 $10,779 $19,370
Less: Average goodwill (GAAP)
— — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP) — — 7 7 — — 7 7
Add: Average deferred tax liabilities related to goodwill (GAAP) — — 369 369 — — 351 351
Average tangible common equity (non-GAAP) C
$4,640 $4,129 $4,324 $13,093 $4,568 $4,023 $4,247 $12,838
Return on average tangible common equity (non-GAAP) A/C 3.87% 13.78 % NM 9.59% 2.81% 14.17 % NM 5.24%
Return on average total tangible assets
Average total assets (GAAP) D $48,556 $38,022 $40,570 $127,148 $47,610 $36,955 $39,339 $123,904
Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876
Average other intangibles (GAAP) — — 7 7 — — 7 7
Add: Average deferred tax liabilities related to goodwill (GAAP) — — 369 369 — — 351 351
Average tangible assets (non-GAAP)
E
$48,556 $38,022 $34,056 $120,634 $47,610 $36,955 $32,807 $117,372
Return on average total tangible assets (non-GAAP) A/E 0.37% 1.50 % NM 1.04% 0.27% 1.54 % NM 0.57%
Efficiency ratio
Noninterest expense (GAAP) F $655 $157 $136 $948 $638 $153 $19 $810
Net interest income (GAAP) 546 264 23 833 537 256 15 808
Noninterest income (GAAP) 236 107 297 640 219 107 32 358
Total revenue
G
$782 $371 $320 $1,473 $756 $363 $47 $1,166
Efficiency ratio (non-GAAP)
F/G
83.61% 42.36%
NM
64.33% 84.39% 42.13%
NM
69.43%
Three Months Ended September 30,
2015 2014 2014
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
2014 2014
Three Months Ended March 31, Three Months Ended December 31,
Three Months Ended June 30, Three Months Ended March 31,

35